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                                                                Exhibit 10.10
                                   JOINDER TO
                          REGISTRATION RIGHTS AGREEMENT

            This JOINDER to the Registration Rights Agreement, dated as of June 16, 1997 by and among Plainwell Holding Company, a Delaware corporation (the "Company"), and certain securityholders of the Company (the "Agreement"), is made and entered into as of January 31, 1998 by and between the Company and 399 Venture Partners, Inc., a New York corporation ("Holder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

            WHEREAS, Holder has acquired certain shares of Common Stock, and the Agreement and the Company contemplates that Holder, as a holder of Common Stock, may be entitled to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

                  Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a holder of Executive Registrable Securities for all purposes thereof. In addition, Holder hereby agrees that all Common Stock held by Holder shall be deemed Executive Registrable Securities for all purposes of the Agreement.

            1. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder and any subsequent holders of Common Stock and the respective successors and assigns of each of them, so long as they hold any shares of Common Stock.

            2. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

            3. Notices. For purposes of Section 10 of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

                        399 Venture Partners, Inc.
                        399 Park Avenue
                        New York, NY 10143
                        Facsimile Number:  (212) 888-2940
                        Attn:  John D. Weber

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            with a copy (which shall not constitute notice) to:

                        Kirkland & Ellis
                        Citicorp Center
                        153 East 53rd Street
                        NewYork, NY 10022
                        Facsimile No.:  (212) 446-4900
                        Attn:  Kirk A. Radke, Esq.

            4. Governing Law. The corporate laws of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Joinder shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

            5. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

                               *   *   *   *   *


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            IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                PLAINWELL HOLDING COMPANY


                                By:
                                   -------------------------------
                                Name:
                                Title:


                                399 VENTURE PARTNERS, INC.


                                By:
                                   -------------------------------
                                Name:
                                Title: